PRA Group Announces Pricing of Offering of €300 Million of 6.250% Senior Notes due 2032

NORFOLK, Va., September 24, 2025 - PRA Group, Inc. (Nasdaq: PRAA) (the “Company”), a global leader in acquiring and collecting nonperforming loans, announced today that its wholly-owned subsidiary, PRA Group Europe Holding II S.à r.l. Luxembourg, a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, has priced on September 24, 2025 its offering of €300 million aggregate principal amount of 6.250% Senior Notes due 2032 (the “Notes”), in a private transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The offering of the notes is expected to close on or about September 30, 2025, subject to the satisfaction of customary closing conditions.

The Notes will be guaranteed on a senior unsecured basis by the Company and each of the Company’s existing and future domestic subsidiaries that is a borrower or guarantor under the Company’s North American Credit Agreement.

PRA Group intends to use the net proceeds from the offering to repay approximately $174 million of its outstanding borrowings under its North American revolving credit facility and approximately $174 million of its outstanding borrowings under its European revolving credit facility.
The Notes were offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain persons outside of the United States pursuant to Regulation S under the Securities Act.

This announcement is neither an offer to sell, nor a solicitation of an offer to buy, any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. Any offer of these securities will be made only by means of a private offering memorandum. The offer and sale of the Notes have not been and will not be registered under the Securities Act or any state securities laws, and unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state laws.

Promotion of the Notes in the United Kingdom is restricted by the Financial Services and Markets Act 2000, as amended (the “FSMA”), and accordingly, the Notes are not being promoted to the general public in the United Kingdom. This announcement is only addressed to and directed at persons who (i) are outside the United Kingdom, (ii) have professional experience in matters relating to investments (being investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Financial Promotion Order”)), (iii) fall within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations, etc.”) of the Financial Promotion Order, or (iv) to the extent that doing so does not prejudice the lawful distribution of the announcement to the foregoing, are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) in connection with the issue or sale of any Notes may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). The Notes will only be available to relevant persons and this announcement must not be acted on or relied on by anyone who is not a relevant person.

MiFID II product governance—Professional investors and ECPs only target market. Solely for the purposes of the product approval process of any initial purchaser of the Notes (each, an “Initial Purchaser”) that considers itself as a manufacturer pursuant to Directive 2014/65/EU (as amended, “MiFID II”) (each a “Manufacturer” and, together, the “Manufacturers”), the target market assessment in respect of the Notes has led to the conclusion that: (i) the target market for such Notes is only eligible counterparties and professional clients, each as defined in MiFID II; and (ii) all channels for distribution of such Notes to eligible counterparties and professional clients are appropriate. Any person subsequently offering, selling or recommending such Notes (a “distributor”) should take into consideration the Manufacturers’ target market assessment; however, a distributor subject to MiFID II is responsible for undertaking its own target market assessment in respect of such Notes (by either adopting or refining the Manufacturers’ target market assessment) and determining appropriate distribution channels.

Prohibition of Sales to EEA Retail Investors. The Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA. For these purposes, a “retail investor” means a person who is one (or more) of the following: (a) a “retail client” as defined in point (11) of Article 4(1) of MiFID II; (b) a customer within the meaning of Directive (EU) 2016/97 (as amended, the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (c) not a “qualified investor” as defined in Regulation (EU) 2017/1129 (as amended, the “Prospectus Regulation”). Consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the Notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the Notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.

UK MiFIR product governance / Professional investors and ECPs only target market. Solely for the purposes of the product approval process of any Initial Purchaser that considers itself as a manufacturer pursuant to the FCA Handbook Product Intervention and Product Governance Sourcebook (the “UK MiFIR Product Governance Rules”) (each a “UK Manufacturer” and, together, the “UK Manufacturers”), the target market assessment in respect of the Notes has led to the conclusion that: (i) the target market for such Notes is only eligible counterparties, as defined in the FCA Handbook Conduct of Business Sourcebook (“COBS”), and professional clients, as defined in Regulation (EU) No 600/2014 as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”) (“UK MiFIR”); and (ii) all channels for distribution of such Notes to eligible counterparties and professional clients are appropriate. Any person subsequently offering, selling or recommending such Notes (a “UK distributor”) should take into consideration the UK Manufacturers’ target market assessment; however, a UK distributor subject to the UK MiFIR Product Governance Rules is responsible for undertaking its own target market assessment in respect of such Notes (by either adopting or refining the UK Manufacturers’ target market assessment) and determining appropriate distribution channels.

Prohibition of Sales to UK Retail Investors. The Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the United Kingdom. For these purposes, a “retail investor” means a person who is one (or more) of: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the EUWA; (ii) a customer within the meaning of the provisions of the FSMA and any rules or regulations made under the FSMA to implement the Insurance Distribution Directive, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of the Prospectus Regulation as it forms part of United Kingdom domestic law by virtue of the EUWA (the “UK Prospectus Regulation”). Consequently, no key information document required by the PRIIPs Regulation as it forms part of United Kingdom domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering, selling or distributing the Notes or otherwise making such notes available to retail investors in the United Kingdom has been prepared and therefore offering, selling or distributing the notes or otherwise making such Notes available to any retail investor in the United Kingdom may be unlawful under the UK PRIIPs Regulation.

About Forward-Looking Statements Statements made herein that are not historical in nature, including PRA Group, Inc.’s or its management’s intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this press release are based upon management’s current beliefs, estimates, assumptions and expectations of PRA Group, Inc.’s future operations and financial and economic performance, taking into account currently available information. These statements are not statements of historical fact or guarantees of future performance, and there can be no assurance that anticipated events will transpire or that the Company’s expectations will prove to be correct. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA Group, Inc. Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including the risk factors and other risks that are described from time to time in PRA Group, Inc.’s filings with the Securities and Exchange Commission, including PRA Group, Inc.’s annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, which are available through PRA Group, Inc.’s website and contain a detailed discussion of PRA Group, Inc.’s business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA Group, Inc. assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA Group, Inc.’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

Investor Contact:
Najim Mostamand, CFA
Vice President, Investor Relations
(757) 431-7913
IR@PRAGroup.com
Media Contact:
Allison Herman

Manager, Public Relations and Strategic Communication
(757) 381-5205
MediaInquiries@PRAGroup.com